ForeInvestors Choice Variable Annuity – I Share

Supplement Dated March 6, 2026

to your Prospectus Dated May 1, 2025

Effective immediately, the Current Expenses and the Current Expenses + Fund Facilitation Fee are updated for the Dimensional VA International Value Portfolio and the Dimensional VA U.S. Targeted Value Portfolio Sub-Accounts. Accordingly, the information in the “Current Expenses” and the “Current Expenses + Fund Facilitation Fee” columns for the above referenced Sub-Accounts listed in your prospectus under “Appendix B – Funds Available Under the Contract” is hereby deleted and replaced as follows:

Dimensional VA International Value Portfolio – Institutional

●	Current Expenses: 0.27%

●	Current Expenses + Fund Facilitation Fee: 0.62%

Dimensional VA U.S. Targeted Value Portfolio – Institutional

●	Current Expenses: 0.29%

●	Current Expenses + Fund Facilitation Fee: 0.64%

This Supplement should be retained for future reference.

FIC-I-030626-FC